Deutsche Bank
[GRAPHIC OMITTED][GRAPHIC OMITTED]

Date:                 February 21, 2006

To:                   RASC Series 2006-EMX2 Trust, acting through U.S. Bank National
                      Association, not in its individual capacity but solely in its capacity as
                      Trustee for the benefit of the RASC Series 2006-EMX2 Trust

                      EP-MN-WS3D
                      60 Livingston Avenue
                      St. Paul, MN 55107

Attention:            RASC Series 2006-EMX2 Trust
Facsimile no.:        (651) 495-8090

Cc:                   Pieter VanZyl
Facsimile no:         (952) 979-0385

Our Reference:        Global No. [       ]

Re:                   Interest Rate Cap Transaction

Ladies and Gentlemen:

The purpose of this letter agreement is to set forth the terms and conditions of the Transaction entered into between Deutsche Bank AG ("DBAG") and RASC Series 2006-EMX2 Trust, acting through U.S.
Bank National Association, not in its individual capacity, but solely as Trustee for the benefit of
RASC Series 2006-EMX2 Trust ("Counterparty") on the Trade Date specified below (the
"Transaction").  This letter agreement constitutes a "Confirmation" as referred to in the Agreement specified below.

The definitions and provisions contained in the 2000 ISDA Definitions (the "Definitions") as
published by the International Swaps and Derivatives Association, Inc. are incorporated by reference herein.  In the event of any inconsistency between the Definitions and this Confirmation, this Confirmation will govern.  For purposes of this Transaction, any capitalized and undefined terms contained herein (other than the capitalized terms the definitions of which are contained in the Definitions) shall have the meanings ascribed to them in the Pooling and Servicing Agreement dated as of February 1, 2006 (the "Pooling and Servicing Agreement") relating to the RASC Series
2006-EMX2 Trust Home Equity Mortgage Asset-Backed Pass-Through Certificates, Series 2006-EMX2,
which is hereby incorporated by reference into this Confirmation.

1.  This Confirmation evidences a complete and binding agreement between DBAG ("Party A") and
    Counterparty ("Party B") as to the terms of the Transaction to which this Confirmation relates.
    This Confirmation, together with all other documents referring to the ISDA Form, as defined below, (each a "Confirmation") confirming Transactions (each a "Transaction") entered into between us (notwithstanding anything to the contrary in a Confirmation) shall supplement, form a part of, and be subject to an agreement in the form of the 1992 ISDA Master Agreement
    (Multicurrency-Cross Border) (the "ISDA Form") (as may be amended, modified or supplemented from time to time, the "Agreement") as if we had executed an agreement on the Trade Date of the first such Transaction between us in such form, with the Schedule thereto specifying only that (a) the governing law is the laws of the State of New York, without reference to choice of law doctrine, and (b) the Termination Currency is U.S. Dollars.  In the event of any inconsistency between the terms of this Confirmation, and the terms of the Agreement, this Confirmation will prevail for the purpose of this Transaction.

2.  The terms of the particular Transaction to which this Confirmation relates are as follows:-

        Notional Amount:                    With respect to any Calculation Period, the lesser of:

(i)     as set forth in Exhibit I, which is attached hereto and incorporated by reference into this
                                                   Confirmation, and
(ii)    The outstanding principal balance of the Class A Certificates and Class M Certificates immediately prior to the last day of such
                                                   calculation period

        Trade Date:                         February 21, 2006

        Effective Date:                     February 23, 2006

        Termination Date:                   December 25, 2010, subject to adjustment in accordance
                                            with the Following Business Day Convention.

Fixed Amounts:

        Fixed Amount Payer:                 Counterparty

        Fixed Amount Payer
        Payment Date:                       February 23, 2005

        Fixed Amount:                       USD 6,440,000

Floating Amounts:

        Floating Rate Payer:                DBAG

        Cap Rate:                           4.55 percent

        Floating Rate Payer
        Period End Dates:                   The 25th day of each month of each year, commencing
                                            March 25, 2006, through and including the Termination
                                            Date, subject to adjustment in accordance with the
                                            Following Business Day Convention.

        Floating Rate Payer
        Payment Dates:                      Two Business Days prior to each Floating Rate Payer
                                            Period End Date, subject to adjustment in accordance
                                            with the Following Business Day Convention.

        Floating Rate Option:               USD-LIBOR-BBA

        Designated Maturity:                One month

        Spread:                             None

        Floating Rate Day
        Count Fraction:                     Actual/360

        Floating Rate for initial
        Calculation Period:                 To be determined

        Reset Dates:                        The first Business Day in each Calculation Period.

        Compounding:                        Inapplicable

Business Days:                              New York

3.  ACCOUNT DETAILS:

           USD DBAG Payment Instructions:
           Account With:                         DB Trust Co. Americas, New York
           SWIFT Code                            BKTRUS33
           Favor Of:                             Deutsche Bank AG, New York
           Account Number:                       01 473 969
           Reference:

               f
           USD Counterparty Payment Instructions:
           Account With:                         U.S. Bank National Association
           ABA No:                               091000022
           Account Number:                       1731-0332-2058
           Reference:                            RASC Series 2006-EMX2 Trust
           OBI:                                  Attn: Josh Wilkening
           Ref. Account No.

5.  OFFICES:

        The Office for DBAG for this Transaction is New York.
        The Office of Counterparty for this Transaction is St. Paul, MN

6.  CALCULATION AGENT:                             DBAG

7.  REPRESENTATIONS.

Each party will be deemed to represent to the other party on the date on which it enters into this
Transaction that (absent a written agreement between the parties that expressly imposes affirmative obligations to the contrary for this Transaction):-

(i) NON-RELIANCE. It is acting for its own account, and it has made its own independent decisions to enter into this Transaction and as to whether this Transaction is appropriate or proper for it based upon its own judgment and upon advice from such advisers as it has deemed necessary. It is not relying on any communication (written or oral) of the other party as investment advice or as a recommendation to enter into this Transaction; it being understood that information and explanations related to the terms and conditions of this Transaction shall not be considered investment advice or a recommendation to enter into this Transaction. No communication (written or oral) received from the other party shall be deemed to be an assurance or guarantee as to the expected results of this Transaction.  Notwithstanding the foregoing, the parties agree that the
U.S. Bank National Association has executed this letter agreement pursuant to the direction received by it pursuant to the Pooling and Servicing Agreement.

(ii) ASSESSMENT AND UNDERSTANDING. It is capable of assessing the merits of and understanding (on its own behalf or through independent professional advice), and understands and accepts, the terms, conditions and risks of this Transaction. It is also capable of assuming, and assumes, the risks of this Transaction.  Notwithstanding the foregoing, the parties agree that the U.S. Bank National
Association has executed this letter agreement pursuant to the direction received by it pursuant to the Pooling and Servicing Agreement.

(iii) STATUS OF PARTIES. The other party is not acting as a fiduciary for, or an adviser to it in respect of this Transaction.

8.      ISDA FORM.

        (a)    "Specified Entity" means, in relation to DBAG, for the purpose of Section 5(a)(v),
Section 5(a)(vi), Section 5(a)(vii) and Section 5(b)(iv): Not Applicable.

        (b)    "Specified Entity" means, in relation to the Counterparty, for the purpose of Section
5(a)(v), Section 5(a)(vi), Section 5(a)(vii) and Section 5(b)(iv): Not Applicable.

        (c)    "Specified Transaction" will have the meaning specified in Section 14 of the ISDA
Form.

(d)     Sections 5(a)(ii) through 5(a)(vi), Section 5(a)(vii)(2) and Sections 5(b)(ii) and 5(b)(iii)
of the ISDA Form will not apply to DBAG or the Counterparty.

        (e)    The "Credit Event Upon Merger" provisions of Section 5(b)(iv) of the ISDA Form will not apply to DBAG or the Counterparty.

        (f)    The "Automatic Early Termination" provision of Section 6(a) of the ISDA Form will not apply to DBAG or the Counterparty.

        (g)    The ISDA Form will be governed by, and construed in accordance with, the laws of the
State of New York without reference to its conflict of laws provisions (except for Sections 5-1401 and 5-1402 of the New York General Obligations Law).

        (h)    The phrase "Termination Currency" means United States Dollars.

        (i)    For the purpose of Section 6(e) of the ISDA Form, Market Quotation and Second Method
will apply.

        (j)    Section 12(a)(ii) of the ISDA Form is deleted in its entirety.

        (k)    Party A may assign or transfer its rights and obligations hereunder to any entity so long as the Rating Agency Condition is satisfied.  This Transaction shall not be amended or modified pursuant to Section 9(b) of the ISDA Form unless the Rating Agency Condition is satisfied.

        (l)    Notwithstanding any provision of this Transaction or any other existing or future agreement, each party irrevocably waives any and all rights it may have to set off, net, recoup or otherwise withhold or suspend or condition payment or performance of any obligation between it and the other party hereunder against any obligation between it and the other party under any other agreements. The provisions for Set-off set forth in Section 6(e) of the Agreement shall not apply for purposes of this Transaction.

9.      LIMITATION OF LIABILITY.

        Notwithstanding anything herein to the contrary, it is expressly understood and agreed by the parties hereto that (a) this letter agreement is executed and delivered by U.S. Bank National
Association ("U.S. Bank"), not individually or personally, but solely as Trustee of the RASC Series
2006-EMX2 Trust, in the exercise of the powers and authority conferred and vested in it, (b) each of the representations, undertakings and agreements herein made on the part of the RASC Series
2006-EMX2 Trust is made and intended not as personal representations, undertakings and agreements by U.S. Bank but is made and intended for the purpose of binding only the RASC Series 2006-EMX2
Trust, (c) nothing herein contained shall be construed as creating any liability on U.S. Bank, individually or personally, to perform any covenant either expressed or implied contained herein, all such liability, if any, being expressly waived by the parties hereto and by any Person claiming by, through or under the parties hereto; provided that nothing in this paragraph shall relieve
U.S.  Bank from performing its duties and obligations under the Pooling and Servicing Agreement in accordance with the standard of care set forth therein, and (d) under no circumstances shall U.S.
Bank be personally liable for the payment of any indebtedness or expenses of the RASC Series
2006-EMX2 Trust or be liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaken by the RASC Series 2006-EMX2 Trust under this letter agreement or any other related documents.

10.     ADDITIONAL PROVISIONS.

        Downgrade of Party A.  If a Ratings Event (as defined below) shall occur and be continuing with respect to Party A, then Party A shall (A) within 5 Business Days of such Ratings Event, give notice to Party B of the occurrence of such Ratings Event, and (B) use reasonable efforts to transfer (at its own cost) Party A's rights and obligations hereunder to another party, subject to satisfaction of the Rating Agency Condition (as defined below).  Unless such a transfer by Party A has occurred within 20 Business Days after the occurrence of a Ratings Event, Party A shall immediately, at its own cost, post Eligible Collateral (as designated in the approved Credit
Support Annex), to secure Party B's exposure or potential exposure to Party A, and such Eligible
Collateral shall be provided in accordance with a Credit Support Annex to be attached hereto and made a part hereof.  The Eligible Collateral to be posted and the Credit Support Annex to be executed and delivered shall be subject to the Rating Agency Condition.  Valuation and posting of
Eligible Collateral shall be made weekly.  Notwithstanding the addition of the Credit Support Annex and the posting of Eligible Collateral, Party A shall continue to use reasonable efforts to transfer its rights and obligations hereunder to an acceptable third party; provided, however, that
Party A's obligations to find a transferee and to post Eligible Collateral under such Credit
Support Annex shall remain in effect only for so long as a Ratings Event is continuing with respect to Party A.  For the purpose hereof, a "Ratings Event" shall occur with respect to Party A if the long-term and short-term senior unsecured deposit ratings of Party A cease to be at least A and A-1 by Standard & Poor's Ratings Service ("S&P") and at least A1 and P-1 by Moody's Investors Service,
Inc. ("Moody's") and at least A and F1 by Fitch, Inc. ("Fitch"), to the extent such obligations are rated by S&P and Moody's and Fitch.

        If a Ratings Withdrawal (as defined below) shall occur and be continuing with respect to
Party A, then Party A shall within 2 Business Days of such Ratings Withdrawal, (A) give notice to
Party B of the occurrence of such Ratings Withdrawal, and (B) (i) transfer (at its own cost) Party
A's rights and obligations hereunder to another party, subject to satisfaction of the Rating Agency
Condition or (ii) obtain a guaranty of its obligations hereunder from another party, subject to the satisfaction of the Rating Agency Condition, and such guaranty shall remain in effect only for so long as a Ratings Withdrawal is continuing with respect to Party A.  For the purpose hereof, a
"Ratings Withdrawal" shall occur with respect to Party A if the long-term and short-term senior unsecured deposit ratings of Party A are withdrawn by S&P or cease to be at least A-3 and BBB- by
S&P.

        "Rating Agency Condition" means, with respect to any action taken or to be taken, a condition that is satisfied when S&P, Moody's and Fitch have confirmed in writing that such action would not result in the downgrade, qualification (if applicable) or withdrawal of the rating then assigned by such Rating Agency to the Certificates.

11.     ADDITIONAL TERMINATION EVENT.

        The failure by Party A to post Eligible Collateral in accordance with Section 10 hereof or to transfer its rights and obligations hereunder in accordance with Section 10 shall constitute an
Additional Termination Event for which Party A shall be the sole Affected Party.

12.     NON-PETITION.

        DBAG hereby irrevocably and unconditionally agrees that it will not institute against, or join any other person in instituting against or cause any other person to institute against the
Counterparty, any bankruptcy, reorganization, arrangement, insolvency, or similar proceeding under the laws of the United States, or any other jurisdiction for the non-payment of any amount due hereunder or any other reason until the payment in full of the certificates issued by the
Counterparty under the Pooling and Servicing Agreement and the expiration of a period of one year plus ten days (or, if longer, the applicable preference period) following such payment.

13.     ADDITIONAL REPRESENTATIONS.

        Party B represents that: (a) it is directed pursuant to the Pooling and Servicing Agreement to enter into this Transaction (including the Agreement) and to perform its obligations hereunder
(and thereunder); (b) the Transaction and the performance of its obligations hereunder (and under the Agreement) do not violate any material obligation of such Party; (c) each of the Pooling and
Servicing Agreement and the other transaction documents related thereto (the "Transaction
Documents") to which it is a party has been duly authorized, executed and delivered by it; (d)
assuming the due authorization, execution and delivery thereof by the other parties thereto, each of the Pooling and Servicing Agreement and the other Transaction Documents to which Party B is a party constitutes the legal, valid and binding obligations of Party B, enforceable against Party B in accordance with the terms thereof, subject to applicable bankruptcy, insolvency and similar laws or legal principles affecting creditors' rights generally; (e) the Pooling and Servicing Agreement and the other Transaction Documents to which Party B is a party are in full force and effect on the date hereof and there have been no amendments or waivers or modifications of any of the terms thereof since the original execution and delivery of the Pooling and Servicing Agreement and the other Transaction Documents to which Party B is a party, except such as may have been delivered to
Party A and to Party B; (f) to the best of its knowledge, no event of default (or event which would, with the passage of time or the giving of notice, or both, constitute an event of default)
has occurred under any of the Transaction Documents to which Party B is a party; and (g) the person executing this Confirmation is duly authorized to execute and deliver it on behalf of Party B.

14.     TAX REPRESENTATIONS.

(a)     Payer Representations.  For the purpose of Section 3(e) of the ISDA Agreement, Party A and
Party B will make the following representations:

        It is not required by any applicable law, as modified by the practice of any relevant governmental revenue authority, of any Relevant Jurisdiction to make any deduction or withholding for or on account of any Tax from any payment (other than interest under Section
        2(e), 6(d)(ii) or 6(e) of the Agreement) to be made by it to the other party under this
        Agreement.  In making this representation, it may rely on:

        (i)    the accuracy of any representations made by the other party pursuant to Section 3(f)
        of the Agreement;

        (ii)   the satisfaction of the agreement contained in Section 4(a)(iii) of the Agreement and the accuracy and effectiveness of any document provided by the other party pursuant to
        Section 4(a)(iii) of the Agreement; and

        (iii)  the satisfaction of the agreement of the other party contained in Section 4(d) of the
        Agreement, provided that it shall not be a breach of this representation where reliance is placed on clause (ii) and the other party does not deliver a form or document under Section
        4(a)(iii) by reason of material prejudice to its legal or commercial position.

(b)     Payee Representations.  For the purpose of Section 3(f) of the Agreement, each of Party A and Party B make the following representations.

        The following representation will apply to Party A:

        Party A is a "foreign person" within the meaning of the applicable U.S. Treasury Regulations concerning information reporting and backup withholding tax (as in effect on January 1,
        2001), unless Party A provides written notice to Party B that it is no longer a foreign person.  In respect of each Transaction it enters into through an office or discretionary agent in the United States or which otherwise is allocated for United States federal income tax purposes to such United States trade or business, each payment received or to be received by it under such Transaction will be effectively connected with its conduct of a trade or business in the United States.

        The following representation will apply to Party B:

        U.S. Bank National Association is the Trustee under the Pooling and Servicing Agreement.

15. NON-RECOURSE PROVISIONS.

        Notwithstanding anything to the contrary contained herein, none of Party B or any of its officers, directors, or shareholders (the "Non-recourse Parties") shall be personally liable for the payment by or on behalf of the RASC Series 2006-EMX2 Trust hereunder, and Party A shall be limited to a proceeding against the Collateral or against any other third party other than the
Non-recourse Parties, and Party A shall not have the right to proceed directly against the RASC
Series 2006-EMX2 Trust for the satisfaction of any monetary claim against the Non-recourse Parties or for any deficiency judgment remaining after foreclosure of any property included in such
Collateral and following the realization of the Collateral, any claims of Party A shall be extinguished.

16.     DOCUMENTS TO BE DELIVERED.  For the purpose of Section 4(a) (i) and 4(a) (iii):

(1)       Tax forms, documents, or certificates to be delivered are:

--------------------------------- -------------------------- ---------------------------------------
PARTY REQUIRED TO DELIVER         FORM/DOCUMENT/             DATE BY WHICH TO BE DELIVERED
DOCUMENT                          CERTIFICATE
--------------------------------- -------------------------- ---------------------------------------
--------------------------------- -------------------------- ---------------------------------------
Party A and                       Any document required or   Promptly after the earlier of (i)
Party B                           reasonably requested to    reasonable demand by either party or
                                  allow the other party to   (ii) learning that such form or
                                  make payments under this   document is required
                                  Agreement without any
                                  deduction or withholding
                                  for or on the account of
                                  any Tax or with such
                                  deduction or withholding
                                  at a reduced rate
--------------------------------- -------------------------- ---------------------------------------

(2)       Other documents to be delivered are:

------------------------ --------------------------- ------------------------- --------------------
PARTY REQUIRED TO        FORM/DOCUMENT/              DATE BY WHICH TO BE       COVERED BY SECTION
DELIVER DOCUMENT         CERTIFICATE                 DELIVERED                 3(D) REPRESENTATION
------------------------ --------------------------- ------------------------- --------------------
Party A and Party B      Any documents to evidence   Upon the execution and             Yes
                         the authority of the        delivery of this
                         delivering party for it     Agreement and such
                         to execute and deliver      Confirmation.
                         this Confirmation.
------------------------ --------------------------- ------------------------- --------------------
Party A and Party B      A certificate of an         Upon the execution and             Yes
                         authorized officer of the   delivery of this
                         party, as to the            Confirmation.
                         incumbency and authority
                         of the respective
                         officers of the party
                         signing this Confirmation.
------------------------ --------------------------- ------------------------- --------------------
Party A                  Legal opinion(s) with       Within  5  Local  Business        No
                         respect to such party and   Days of execution hereof
                         its Credit Support
                         Provider, if any, for it,
                         reasonably satisfactory in
                         form and substance to the
                         other party relating to the
                         enforceability of the
                         party's obligations under
                         this Agreement.
------------------------ --------------------------- ------------------------- --------------------
Party A                  A copy of the most recent   To be made available on            Yes
                         annual report of such       www.deutsche-bank.de/ir/en/
                         party (only if available)   as soon as available
                         and its Credit Support      and in any event within
                         Provider, if any,           90 days after the end
                         containing in all cases     of each fiscal year of
                         audited consolidated        Party A
                         financial statements for
                         each fiscal year
                         certified by independent
                         certified public
                         accountants and prepared
                         in accordance with
                         generally accepted
                         accounting principles in
                         the United States or in
                         the country in which such
                         party is organized.
------------------------ --------------------------- ------------------------- --------------------
Party B                  Each other report or        Promptly upon request              Yes
                         other document required     by Party A, or with
                         to be delivered by or to    respect to any
                         Party B under the terms     particular type of
                         of the Pooling and          report or other
                         Servicing Agreement,        document as to which
                         other than those required   Party A has previously
                         to be delivered directly    made request to receive
                         by the Trustee to Party A   all reports or
                         thereunder.                 documents of that type,
                                                     promptly upon delivery
                                                     or receipt of such
                                                     report or document by
                                                     Party B.
------------------------ --------------------------- ------------------------- --------------------

17.     WAIVER OF RIGHT TO TRIAL BY JURY.

        EACH PARTY HEREBY IRREVOCABLY WAIVES ANY AND ALL RIGHTS TO TRIAL BY JURY WITH RESPECT TO ANY
LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS TRANSACTION.

18.     ELIGIBLE CONTRACT PARTICIPANT.

        Each party represents to the other party that it is an "eligible contract participant" as defined in Section 1a(12) of the U.S. Commodity Exchange Act, as amended.

19.     NOTICE BY FACSIMILE TRANSMISSION.

        Section 12(a) of the ISDA Form is hereby amended by deleting the parenthetical "(except that a notice or other communication under Section 5 or 6 may not be given by facsimile transmission or electronic messaging system)."

20.     FULLY-PAID PARTY PROTECTED.

        Notwithstanding the terms of Sections 5 and 6 of the ISDA Form, if Party B has satisfied its payment obligations under Section 2(a)(i) of the ISDA Form, then unless Party A is required pursuant to appropriate proceedings to return to Party B or otherwise returns to Party B upon demand of Party B any portion of such payment, the occurrence of an event described in Section 5(a)
of the ISDA Form with respect to Party B with respect to this Transaction shall not constitute an
Event of Default or Potential Event of Default with respect to Party B as the Defaulting Party.
For purposes of the Transaction to which this letter agreement relates, Party B's only payment obligation under Section 2(a)(i) of the ISDA Form is to pay the Fixed Amount on the Fixed Amount
Payer Payment Date.

Please confirm that the foregoing correctly sets forth the terms and conditions of our agreement by returning an executed copy of this letter agreement to the attention of Derivative Documents via facsimile to  44 20 7545 9761, or via e-mail to Derivative.Documentation@db.com.

Yours sincerely,

DEUTSCHE AG, NEW YORK BRANCH

By:     _________________________________________
        Name:
        Title:

By:     _________________________________________
        Name:
        Title:

Confirmed as of the date above:

RASC SERIES 2006-EMX2 TRUST

By:     U.S. Bank National Association not in its individual capacity but solely in its capacity as Trustee for the benefit of the
        RASC Series 2006-EMX2 Trust

By:     __________________________________________
        Name:
        Title:

                                              EXHIBIT I

With respect to calculating a Floating Amount for any Calculation Period falling within the periods set forth below, the Notional Amount and Cap Rate shall be the amount set forth opposite the relevant period and underneath the caption Notional Amount and Cap Rate, as follows:

     FROM AND INCLUDING*             TO BUT EXCLUDING*           NOTIONAL AMOUNT (USD)
        Effective Date                   25-Mar-06                   550,050,000.00
          25-Mar-06                      25-Apr-06                   545,791,007.49
          25-Apr-06                      25-May-06                   539,945,185.67
          25-May-06                      25-Jun-06                   532,505,251.55
          25-Jun-06                      25-Jul-06                   523,476,075.33
          25-Jul-06                      25-Aug-06                   512,875,263.88
          25-Aug-06                      25-Sep-06                   500,733,622.87
          25-Sep-06                      25-Oct-06                   487,096,668.28
          25-Oct-06                      25-Nov-06                   472,023,836.33
          25-Nov-06                      25-Dec-06                   455,851,282.06
          25-Dec-06                      25-Jan-07                   438,680,306.53
          25-Jan-07                      25-Feb-07                   421,740,707.95
          25-Feb-07                      25-Mar-07                   405,432,549.30
          25-Mar-07                      25-Apr-07                   389,732,111.61
          25-Apr-07                      25-May-07                   374,616,572.32
          25-May-07                      25-Jun-07                   360,063,971.27
          25-Jun-07                      25-Jul-07                   346,053,177.94
          25-Jul-07                      25-Aug-07                   332,563,859.94
          25-Aug-07                      25-Sep-07                   319,576,452.75
          25-Sep-07                      25-Oct-07                   307,066,423.68
          25-Oct-07                      25-Nov-07                   295,022,031.60
          25-Nov-07                      25-Dec-07                   275,999,433.58
          25-Dec-07                      25-Jan-08                   255,730,162.81
          25-Jan-08                      25-Feb-08                   236,986,524.00
          25-Feb-08                      25-Mar-08                   219,652,744.36
          25-Mar-08                      25-Apr-08                   203,600,331.71
          25-Apr-08                      25-May-08                   192,625,417.34
          25-May-08                      25-Jun-08                   183,588,644.86
          25-Jun-08                      25-Jul-08                   174,948,877.31
          25-Jul-08                      25-Aug-08                   166,688,255.99
          25-Aug-08                      25-Sep-08                   158,789,738.37
          25-Sep-08                      25-Oct-08                   151,237,060.41
          25-Oct-08                      25-Nov-08                   144,014,700.65
          25-Nov-08                      25-Dec-08                   137,107,807.04
          25-Dec-08                      25-Jan-09                   130,502,284.27
          25-Jan-09                      25-Feb-09                   124,187,457.91
          25-Feb-09                      25-Mar-09                   118,147,743.96
          25-Mar-09                      25-Apr-09                   118,147,743.96
          25-Apr-09                      25-May-09                   117,918,332.80
          25-May-09                      25-Jun-09                   113,001,405.10
          25-Jun-09                      25-Jul-09                   108,297,322.93
          25-Jul-09                      25-Aug-09                   103,796,610.89
          25-Aug-09                      25-Sep-09                   99,490,223.62
          25-Sep-09                      25-Oct-09                   95,369,526.06
          25-Oct-09                      25-Nov-09                   91,426,274.54
          25-Nov-09                      25-Dec-09                   87,652,598.86
          25-Dec-09                      25-Jan-10                   84,040,985.14
          25-Jan-10                      25-Feb-10                   80,584,259.44
          25-Feb-10                      25-Mar-10                   77,275,423.47
          25-Mar-10                      25-Apr-10                   74,108,098.67
          25-Apr-10                      25-May-10                   71,076,039.45
          25-May-10                      25-Jun-10                   68,173,282.07
          25-Jun-10                      25-Jul-10                   65,394,131.68
          25-Jul-10                      25-Aug-10                   62,733,150.07
          25-Aug-10                      25-Sep-10                   60,185,143.89
          25-Sep-10                      25-Oct-10                   57,745,153.49
          25-Oct-10                      25-Nov-10                   55,408,442.21
          25-Nov-10                   Termination Date               53,170,486.18

* For Floating Amounts: All dates listed above (with the exception of the Effective Date) are subject to adjustment in accordance with the Following Business Day Convention